Craig W. Clausen
                                               Vice-President
                                               Middle Market Banking Group
                                               1411 Broadway-5th Floor
                                               New York, New York 10018
                                               (212) 391-7157
                                               (212) 391-7117 (Fax)


June 1, 1998

Mr. Kenneth Blum, Jr., President
Ms. Mitra Khosravi, Chief Financial Officer
Rent a Wreck of America, Inc.
11460 Cronridge Drive-Suite 120
Owings Mills, Maryland 21117

Dear Mr. Blum, Jr. and Ms. Khosravi,

The Chase Manhattan Bank ("Chase") is pleased to inform you that it has approved your request to increase your current $500,000.000 standby letter of credit up to but not to exceed $1,000,000.00, under the terms and conditions of the Standby or Performance Letter of Credit Application and Agreement (the "Agreement") dated June 3, 1997 and a First Amendment thereto (the "Amendment") dated June 1, 1998.

The amendment increasing your existing standby letter of credit will be issued, once a duly signed copy of the "Amendment" is received, all terms and conditions of the "Amendment" are fulfilled, including but not limited to the receipt of the increased standby letter of credit for $638,000.00 issued by The Bank N T of Butterfield, LTD., in favor of Chase.

Yours truly,



Craig W. Clausen

cc:      Robert A Bova

                  FIRST AMENDMENT (the "Amendment") dated as of June 1, 1998 to the STANDBY OR PERFORMANCE LETTER OF CREDIT APPLICATION AND AGREEMENT dated June 3, 1997 (the "AGREEMENT") between RENT-A-WRECK OF AMERICA, INC., a California corporation (the "Applicant") and THE CHASE MANHATTAN BANK, a New York banking corporation (the "Bank").

                  WHEREAS, the Applicant and the Bank are parties to the Agreement; and

                  WHEREAS,   the  parties  desire  to  amend  the  Agreement  as
hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

                  1. Definitions. Except as otherwise stated, capitalized terms defined in the Agreement and used herein without definition shall have the respective meanings assigned to them in the Agreement.

                  2. Amendments to the Agreement.

                           (a) Section 11, Events of Default; Obligations; Remedies is amended as follows:

                           (1)      by deleting  "$1,300,000"  in Section  11(9)
                                    and substituting therefor "$2,000,000" as the amended Consolidated Tangible Net Worth requirement;

                           (2) by adding two additional Event Of Defaults as Section (12) and (13) which shall read:

                                    "(12) if the  Collateral  Pool is less  than
                                    $1,000,000   at  any  fiscal   quarter  end.
                                    ("Collateral  Pool""is defined as the sum of
                                    (a) the stated amount of the standby  letter
                                    of credit in favor of the Bank issued by The
                                    Bank  of  N  T  Butterfield,   LTD.  in  the
                                    original   stated  amount  of  $638,000  (as
                                    amended,  extended or supplemented from time
                                    to time,  the  "Back Up L/C") and (b) 50% of
                                    the Eligible  Receivables  of the  Applicant
                                    and  all  of its  wholly-owned  subsidiaries
                                    ("Borrowing Base"). Eligible Receivables are
                                    those receivables where no more than 90 days
                                    has  elapsed   from  invoice  date  and  are
                                    otherwise satisfactory to the Bank.)

                                    (13) if the Borrowing Base is less than $362,000 at any time, provided, however, that the Applicant shall have 5 business days after notice by the Bank to increase the stated amount of the Back Up L/C by the amount of such deficiency (it being understood that if the stated amount of the Back Up L/C is so increased, it cannot subsequently be reduced)."

                  3. Representations and Warranties. To induce the Bank to enter into this First Amendment, the Applicant hereby represents and warrants that:

                  (a) It has the power, authority and legal right to make and deliver this First Amendment and to perform its obligations under the Agreement, as modified by this First Amendment, without any notice, consent, approval or authorization not already obtained, and it has taken all necessary action to authorize the same.

                  (b) The making and  delivery of this First  Amendment  and the performance of the Agreement as modified by this First Amendment do not violate any provision of its charter or by-laws or other corporate documents or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which it is a party or by which it or any of its property may be bound or affected. The Agreement as modified by this First Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally.

                  (c) No Event of Default under the Agreement has occurred and is continuing under the Agreement as of the date of this First Amendment and after giving effect thereto.

                  4. Effective Date. This First Amendment shall become effective as of the date hereof when the Bank shall have received (a) counterparts of this First Amendment duly executed by each of the parties hereto and (b) its requisite administrative and legal processing fees.

                  5. Counterparts. This First Amendment may be signed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute a single instrument with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  6. Full Force and Effect. Except as expressly amended by this First Amendment, all of the terms and provisions of the Agreement and any other documents executed in connection therewith, shall continue in full force and effect, are hereby ratified and confirmed in all respects, and all parties shall be entitled to the benefits thereof.

                  7. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executive and delivered by their proper and duly authorized officers as of the date set forth above.


RENT-A-WRECK OF AMERICA, INC.           THE CHASE MANHATTAN BANK


By:/s/ Mitra GH Khosravi                By:/s/ Craig Clausen
   ---------------------------------       -------------------------------------
   Title: Chief Accounting Officer         Title: Vice President

By:/s/ Lori Sheffron
   ---------------------------------
   Title: Vice President

                                                               L/C No.: P-384861
Global Trade Services Group                              AMENDMENT NO: 2
P.O. Box 44 Church Street Station
New York, NY 10008-0044

Cable Address: CHAMANBANK New York

        Advising Bank                                      APPLICANT:
************DIRECT ************                 CONSOLIDATED AMERICAN RENTAL
                                                INSURANCE CO., LTD.
                                                11460 CRONRIDGE DRIVE, SUITE 120
                                                OWINGS MILLS, MARYLAND 21117


        Beneficiary
NATIONAL UNION FIRE INSURANCE CO.
OF PITTSBURGH, PA
70 PINE ST.  4TH FLOOR NY, NY 10270
ATTN:  ART STILLWELL


IN ACCORDANCE WITH INSTRUCTIONS RECEIVED, THE ABOVE-REFERENCED LETTER OF CREDIT HAS BEEN AMENDED AS FOLLOWS:

         1 - LETTER OF CREDIT AMOUNT IS INCREASED BY USD 500,000.00 (FIVE HUNDRED THOUSAND AND 00/100 UNITED STATES DOLLARS).

                  THE AGGREGATE AMOUNT AVAILABLE UNDER THIS LETTER OF CREDIT SHALL NOT EXCEED USD 1,000,000.00.

ALL OTHER TERMS AND CONDITIONS OF THE CREDIT REMAIN UNCHANGED.



P-384861-  -009-A1-01-                                 /S/ ELSIE VEGA
                                              ----------------------------------
                                              AUTHORIZED SIGNATURE
                                                              ELSIE VEGA

                           BANK OF N.T. BUTTERFIELD & SON LTD

                                                                        OUTGOING
                                                                    WIRE MESSAGE

TO: CHASE MANHATTAN BANK, N.A.
    NEW YORK

ATTENTION: STANDBY LETTER OF CREDIT DEPT.

KINDLY ADVISE THE FOLLOWING AMENDMENT WITHOUT ADDING YOUR ENGAGEMENT TO YOUR:-

CHASE MANHATTAN BANK
380 MADISON AVENUE
GROUND FLOOR
NEW YORK, N.Y. 10017
ATTN:  CRAIG CLAUSEN

YOUR REFERENCE:  P386812

OUR REFERENCE: IRREVOCABLE LETTER OF CREDIT NO. G13163

WE HEREBY AMEND OUR IRREVOCABLE LETTER OF CREDIT NO. G13163 AS FOLLOWS:-

LETTER OF CREDIT IS INCREASED BY USD388,000.00 UP TO A MAXIMUM LIABILITY OF USD638,000.00 (SIX HUNDRED AND THIRTY EIGHT THOUSAND UNITED STATES DOLLARS)

ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME.

THESE ARE THE OPERATIVE INSTRUCTIONS AS PER I.C.C. PUBLICATION NO. 500.

KINDLY ADVISE BENEFICIARY URGENTLY ATTN: CRAIG W. CLAUSEN

REGARDS,
SABRINA CHARLTON
LETTERS OF CREDIT DEPT.

# 13163
CUSTOMER CONSOLIDATED AMERICAN RENTAL INS. CO.                          06/01/98

The Chase Manhattan Bank
                                      Chase                          Corporate
                                                                     Resolutions
                              CORPORATE RESOLUTIONS

I, the undersigned Secretary, hereby certify to The Chase Manhattan Bank, that at a meeting of the Board of Directors of Rent A Wreck of America, Inc.
("Corporation") a corporation organized and existing under the laws of California duly called and duly held on the 3 day of June, 1998, the following Resolutions were duly adopted, and that the said Resolutions have been entered upon the regular minute books of the Corporation, are in accordance with the By-Laws and are now in full force and effect.

RESOLVED:

1. The Officers of Corporation, or any one or more of them, are hereby authorized to open a bank account or accounts from time to time with The Chase Manhattan Bank and its subsidiaries and affiliates (each being hereinafter referred to as "Bank") for and in the name of Corporation with such title or titles as he or they may designate.

2.       The             Mitro GS Khosrav, (CAO), Lori Shaffron (VP)

         of Corporation, signing       Mitro GS Khosrav, Lori Shaffron (anything
         more than $500.00 (two).

         and their successors ("Authorized Person(s)") are hereby authorized to sign, by hand or by facsimile (including, but not limited to, computer generated) signature(s), checks, drafts, acceptances and other instruments (hereinafter each collectively referred to as "Item(s)"). Notwithstanding the above, any Authorized Person is authorized singly to: (1) initiate Automated Clearing House ("ACH") debits without a signature; (2) initiate payments by use of Depository Transfer Checks ("DTC") without a signature other than the name of Corporation printed on the DTC; or (3) give instructions, by means other than the signing of an Item, with respect to any account transaction, including, but not limited to, the payment, transfer or withdrawal of funds by wire, computer or other electronic means, or otherwise, or of money, credits, items or property at any time held by Bank for account of Corporation ("Instructions").

3. Bank is hereby authorized to honor and pay Items, whether signed by hand or by facsimile (including, but not limited to, computer generated) signature(s). In the case of facsimile signatures, Bank is authorized to pay any Item if the signature, regardless of how or by whom affixed, and whether or not the form of signature used on such Item was actually prepared by or for Corporation, resembles the specimens filed with Bank by Corporation. Bank is further authorized to honor and pay DTCs, ACHs, Instructions, and other orders given singly by any Authorized Person, including such as may bring about or increase an overdraft and such as may be payable to or for the benefit of any Authorized Person or other Officer or employee individually, without inquiry as to the circumstances of the issuance or the disposition of the proceeds thereof and without limit as to amount.

4. Bank is hereby authorized to accept for deposit, for credit, or for collection, or otherwise, Items endorsed by any person or by stamp or other impression in the name of Corporation without inquiry as to the circumstances of the endorsement or any lack of endorsement or any lack or the disposition of the proceeds.

5. Any one of the Authorized Person(s) of Corporation is hereby authorized to secure from Bank one or more Chase Business Banking Card(s) (the "Card(s)") on behalf of Corporation which may be used by any cardholder named by such Authorized Person(s) to initiate electronic fund transactions as described in the Chase Business Banking Card Agreement (the "Agreement") with respect to any and all such accounts of Corporation as Corporation or such Authorized Person(s) may designate, including without limitation, transfers from business credit line accounts. Such Authorized Person(s) be, and each of them hereby is, further authorized to execute and deliver in the name and on behalf of Corporation an Agreement and supporting documentation governing the issuance and use of such Cards with such changes, if any, as the Authorized Person(s) executing the same shall approve, and to otherwise conduct any business whatsoever relative to the account(s) and Cards as may be necessary or advisable in order to carry out the full intent and purposes of said Agreement and of these resolutions.



         -----------------------------------------------------------------------
               (Indicate account numbers to be accessed by Card)

6.       The                               N/A

         of Corporation, and each of them, and their successors in office, and any other person hereafter authorized on behalf of Corporation to possess a Card ACTING ALONE, may exercise all of the rights and privileges of Corporation with regard to any account linked to the Card.

7.       The            Ken Blum, Jr. (President), Mitro GS Khosrav (CAO)
         of Corporation, signing                  singly

         are hereby authorized to effect loans and advances and obtain credit at any time for Corporation from Bank (and guarantee on behalf of Corporation the obligations of others to Bank), secured or unsecured, and for such loans and advances and credit and guarantees to make, execute and deliver promissory notes and other written obligations or evidence of indebtedness of Corporation, applications for letters of credit, instruments of guarantee and indemnity and any agreements or undertakings, general or specific, with respect to any of the foregoing, and as security for the payment of loans, advances, indebtedness, guarantees and liabilities of, or credit given to, Corporation or others to pledge, hypothecate, mortgage, assign, transfer, grant liens and security interests in, give rights with respect to, endorse and deliver property of any description, real or personal, and any interest therein and evidence of any thereof at any time held by Corporation, and to execute mortgages, deeds of trust, security agreements, instruments of transfer, assignment or pledge, powers of attorney and other agreements or instruments which may be necessary or desirable in connection therewith; and also to sell to, or discount with Bank, commercial paper, bills receivable, accounts receivable, stocks, bonds or any other securities or property at any time held by Corporation, and to that end to endorse, assign, transfer and deliver the same; to execute and deliver instruments or agreements of subordination and assignment satisfactory to Bank and also to give any orders or consents for the delivery, sale, exchange or other disposition of any property or interest therein or evidence thereof belonging to Corporation and at any time in hands of Bank, whether as collateral or otherwise; and to execute and deliver such other agreements, instruments and documents and to do such other acts and things as may be necessary or desirable or required by Bank in connection with any of the foregoing and Bank is hereby authorized to honor, accept and execute any of the transactions described above.

8. All loans, discounts and advances heretofore obtained on behalf of Corporation and all notes and other obligations or evidences thereof of Corporation held by Bank are hereby approved, ratified, and confirmed.

9. Corporation does hereby give to Bank a continuing lien for the amount of any and all liabilities and obligations of Corporation to Bank and claims of every nature and description of Bank against Corporation, whether now existing or hereafter incurred, originally contracted with Bank and/or with another or others and now or hereafter owing to or acquired in any manner by Bank, whether contracted by Corporation alone or jointly and/or severally with another or others, absolute or contingent, secured or unsecured, matured or unmatured upon any and all moneys, securities and any and all other property of Corporation and the proceeds thereof, now of hereafter actually or constructively held or received by or in transit in any manner to or from Bank, its correspondents or agents from or for Corporation, whether for safekeeping, custody, pledge, transmission, collection or otherwise coming into the possession of Bank in any way.

10. In case of conflicting claims or disputes, or doubt on Bank's part as to the validity, extent, modification, revocation or exercise of any of the authorities herein contained Bank may but need not recognize nor give any  effect  to any  notice  from any  Officer,  or from any other person, purporting to cancel, restrict or change any of said authorities, or the exercise thereof, unless Bank is required to do so by the judgment, decree or order of a court having jurisdiction of the subject matter and of the parties to such conflicting claims or disputes.

11. Corporation agrees to be bound by the Terms and Conditions for Business Accounts and Services, currently in effect and as amended hereafter, as well as any signature card, deposit ticket, checkbook, passbook, statement of account, receipt instrument, document or other agreements, such as but not limited to, funds transfer agreements, delivered or made available to Corporation from Bank and by all notices posted at the office of Bank at which the account of Corporation is maintained, in each case with the same effect as if each and every term thereof were set forth in full herein and made a part hereof.

12. The Officers of Corporation or any one or more of them are hereby authorized to act for Corporation in all other matters and transactions relating to any of its business with Bank including, but not limited to, the execution and delivery of any agreements or contracts necessary to effect the foregoing Resolutions.

13. Bank is hereby released from any liability and shall be indemnified against any loss, liability or expense arising from honoring any of these Resolutions.

14. Subject to paragraph 10 above, each of the foregoing Resolutions and the authority thereby conferred shall remain in full force and effect until written notice of revocation or modification by presentation of new Corporate Resolutions and signature cards shall be received by Bank; provided that such notice shall not be effective with respect to any revocation or modification of said authorities until Bank shall have had a reasonable opportunity to act thereon following receipt of such notice or with respect to any checks or other instruments for the payment of money or the withdrawal of funds dated on or prior to the date of such notice, but presented to Bank after the receipt of such notice. The Secretary or any Assistant Secretary or any other Officer of Corporation is hereby authorized and directed to certify, under the seal of Corporation or not, but with like effect in the latter case, to Bank the foregoing Resolutions, the names of the Officers and other representatives of Corporation and any changes from time to time in the said Officers and representatives and specimens of their respective signatures. Bank may conclusively assume that persons at any time certified to it to be Officers or others representatives of Corporation continue as such until receipt by Bank of written notice to the contrary.

I FURTHER CERTIFY that the persons herein designated as Officers of Corporation have been duly elected to and now hold the offices in Corporation set opposite their respective names and that the following are the authentic, official signatures of the said respective Officers and of the named signatories who are not Corporate Officers, to wit:

Name (Typewritten or Printed)            Office                 Signatures
-----------------------------            ------                 ----------

Ken Blum, Jr.                            President              /s/ Ken Blum, Jr.                  cac
-----------------------------                                   --------------------------------------

Lori Shaffron                            Vice-President         /s/ Lori Shaffron                  cac
-----------------------------                                   --------------------------------------

Ken Blum, Jr.                            Secretary              /s/ Ken Blum, Jr.                  cac
-----------------------------                                   --------------------------------------

                                         Treasurer
-----------------------------                                   --------------------------------------

Mitro GS Khosrav                         CAO                    /s/ Mitro GS Khosrav               cac
-----------------------------                                   --------------------------------------


IN WITNESS WHEREOF, I have hereunto set my hand as Secretary and affixed the seal of the said Corporation this 2 day of June, 1998,


*Attest (Second Officer)                                        /s/ Ken Blum, Jr.                  cac
                                                                --------------------------------------
                                                                Secretary

Mitro GS Khosrav                        cac
-----------------------------
Signature

CAO
-----------------------------
Title


     AFFIX
(CORPORATE SEAL)
     HERE



*Note:      In  case  the   Secretary  is   authorized  to  sign  by  the  above
            Resolutions, this certificate should be attested by a second Officer of Corporation.